UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 11, 2006
FORTUNE DIVERSIFIED
INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
INDIANA
(State of incorporation or organization)
0-19049
(Commission file number)
20-2803889
(I.R.S. Employer
Identification No.)
6402 CORPORATE DRIVE
INDIANAPOLIS, INDIANA 46278
(Address of principal executive offices)
(317) 532-1374
(Registrant’s Telephone Number,
Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On April 11, 2006, Fortune Diversified Industries, Incorporated (the “Company”) issued a press release discussing its financial results as of and for the fiscal quarter ended February 28, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits

EXHIBIT #	DESCRIPTION

99.1	Fortune Diversified Industries, Inc. Press Release dated April 11, 2006.

Signatures.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORTUNE DIVERSIFIED INDUSTRIES, INCORPORATED
Date: April 11, 2006	By:	/s/ Amy Gallo
Amy Gallo
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fortune Diversified Industries, Inc. Press Release dated April 11, 2006